UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

CLARCOR Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Crescent Centre Drive, Suite 600 Franklin, TN	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 771-3100

Registrant’s telephone number, including area code

No Change

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2016, CLARCOR Inc. (“CLARCOR”), Parker-Hannifin Corporation (“Parker”), and Parker Eagle Corporation, a wholly owned subsidiary of Parker (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into CLARCOR (the “Merger”) effective as of the effective time of the Merger (the “Effective Time”). As a result of the Merger, Merger Sub will cease to exist, and CLARCOR will survive as a wholly owned subsidiary of Parker.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of CLARCOR’s common stock, par value $1.00 per share (the “CLARCOR Common Stock”) (other than treasury stock and any shares of CLARCOR Common Stock owned by CLARCOR, Parker, Merger Sub, any of their wholly owned subsidiaries, or any person who properly demands statutory appraisal of their shares) will be converted into the right to receive an amount in cash equal to $83.00 without interest (the “Per Share Merger Consideration”).

Pursuant to the Merger Agreement, subject to certain exceptions, each option to purchase CLARCOR Common Stock outstanding as of the Effective Time, whether vested or unvested, will be converted into the right to receive a cash payment equal to the product of (1) the total number of shares of CLARCOR Common Stock subject to such option and (2) the amount by which the Per Share Merger Consideration exceeds the exercise price per share, less any applicable taxes. Subject to certain exceptions, as of the Effective Time, all other Clarcor equity and equity-based awards, subject to time-based or performance-based vesting conditions, will vest and be converted into the right to receive the Per Share Merger Consideration provided for under their terms in effect immediately prior to the Effective Time.

The Board of Directors of CLARCOR unanimously declared it advisable and in the best interests of CLARCOR and its stockholders to enter into the Merger Agreement, approved the execution, delivery and performance of the Merger Agreement by CLARCOR and the consummation of the Merger and the other transactions contemplated thereby, and, subject to the terms of the Merger Agreement, resolved to recommend adoption of the Merger Agreement by the stockholders of CLARCOR.

The consummation of the Merger is subject to customary closing conditions, including, among others, (1) the approval of the Merger by holders of a majority of the outstanding shares of CLARCOR Common Stock, (2) the absence of any law prohibiting, or any order, injunction or certain other legal impediments restraining, enjoining or otherwise prohibiting, the consummation of the Merger, (3) the receipt of specified required regulatory approvals in agreed jurisdictions, including the early termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) subject to certain materiality and other qualifications, the accuracy of representations and warranties made by CLARCOR and Parker, respectively, (5) the performance in all material respects by CLARCOR and Parker, respectively, of its obligations under the Merger Agreement, and (6) in the case of Parker’s obligations to complete the Merger, the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement. The Merger is not conditioned upon Parker’s receipt of financing.

CLARCOR has made various representations and warranties in the Merger Agreement, and has agreed to customary covenants in the Merger Agreement, including, among others, covenants by CLARCOR (1) to use reasonable best efforts to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (2) not to engage in certain actions or transactions during this period without the consent of Parker (not to be unreasonably withheld, conditioned or delayed), and (3) to cause a stockholders meeting to be held to consider adoption of the Merger Agreement.

The Merger Agreement contains customary non-solicitation restrictions prohibiting CLARCOR and CLARCOR’s subsidiaries and representatives from soliciting alternative acquisition proposals from third parties or providing nonpublic information to, or participating in discussions or negotiations with, third parties regarding alternative acquisition proposals, subject to customary exceptions related to proposals received by CLARCOR that constitute, or could be reasonably expected to lead to, a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights, including that either CLARCOR or Parker may terminate the Merger Agreement if (1) the Merger is not completed on or prior to December 1, 2017, subject to extension for an additional three-month period for the purpose of obtaining regulatory clearances, (2) a governmental entity of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order or other action shall have become final and non-appealable (subject to certain limitations set forth in the Merger Agreement), or (3) the Merger Agreement is not approved by the stockholders of CLARCOR at its stockholders meeting. The Merger Agreement also provides that, upon termination of the Merger Agreement in specified circumstances, CLARCOR must pay Parker a termination fee of $113,000,000. Such specified circumstances include, among others, termination of the Merger Agreement by CLARCOR in order to enter into an agreement providing for a Superior Proposal, termination by Parker for a change of recommendation of the CLARCOR Board of Directors and CLARCOR’S willful and material breach (as defined in the Merger Agreement) of certain of its covenants relating to soliciting acquisition proposals, mailing its proxy statement and calling and holding a special meeting of its stockholders.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be and is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

A copy of the Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about CLARCOR or Parker or their respective businesses. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of the specific dates therein, were solely for the benefit of parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each of Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016 and CLARCOR’s Annual Report on Form 10-K for the fiscal year ended November 28, 2015 and Quarterly Reports on Form 10-Q for the fiscal quarters ended February 27, 2016, May 28, 2016 and August 27, 2016, as well as other reports CLARCOR and Parker file with the Securities and Exchange Commission (the “SEC”) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CLARCOR’s public disclosures.

Item 8.01.	Other Events.

On December 1, 2016, CLARCOR and Parker issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, CLARCOR intends to file a preliminary proxy statement on Schedule 14A with the SEC. CLARCOR’S SHAREHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to shareholders of CLARCOR. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from CLARCOR’s website at www.CLARCOR.com under the heading “Investor Information” or by emailing CLARCOR at investor@CLARCOR.com.

Participants in Solicitation

Parker, CLARCOR and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Parker’s directors and executive officers is set forth in the proxy statement, filed September 26, 2016, for Parker’s 2016 annual meeting of shareholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as filed with the SEC on August 26, 2016. Information concerning CLARCOR’s directors and executive officers is set forth in the proxy statement, filed February 19, 2016, for CLARCOR’s 2016 annual meeting of shareholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended November 28, 2015 as filed with the SEC on January 22, 2016. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. CLARCOR and Parker caution readers not to place undue reliance on these statements. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the failure to obtain CLARCOR stockholder approval of the proposed transaction or to satisfy any of the other conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on CLARCOR’s common stock or Parker’s common stock because of the failure to complete the proposed transaction; CLARCOR’s or Parker’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction.

It is possible that the future performance and earnings projections of Parker and/or CLARCOR, including projections of any individual segments, may differ materially from current expectations, depending on economic conditions within each company’s key markets, and each company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of Parker and/or CLARCOR are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; CLARCOR’s potential inability to realize the anticipated benefits of the strategic supply partnership with GE; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. Additional information about the risks related to Parker and its business may be found in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed on August 26, 2016. Additional information about the risks related to CLARCOR and its business may be found in CLARCOR’s Annual Report on Form 10-K for the fiscal year ended November 28, 2015 filed on January 22, 2016. Parker and/or CLARCOR make these statements as of the date of this disclosure, and undertake no obligation to update them unless otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of December 1, 2016, by and among CLARCOR, Parker and Merger Sub

99.1	Joint Press Release, dated as of December 1, 2016

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CLARCOR hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR Inc.
(Registrant)

By:	/s/ Richard M. Wolfson
Richard M. Wolfson
Vice President, General Counsel and
Secretary

Date: December 1, 2016

Exhibit Index

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of December 1, 2016, by and among CLARCOR, Parker and Merger Sub.

99.1	Joint Press Release, dated as of December 1, 2016

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CLARCOR hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.